UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	December 11, 2024

Commission File Number	Exact Name of Each Registrant as specified in its charter; State of Incorporation; Address; and Telephone Number			IRS Employer Identification No.
1-8962	PINNACLE WEST CAPITAL CORPORATION			86-0512431
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
	Phoenix	Arizona	85072-3999
	(602)	250-1000
1-4473	ARIZONA PUBLIC SERVICE COMPANY			86-0011170
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
	Phoenix	Arizona	85072-3999
	(602)	250-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PNW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This combined Form 8-K is separately filed or furnished by Pinnacle West Capital Corporation and Arizona Public Service Company. Each registrant is filing or furnishing on its own behalf all of the information contained in this Form 8-K that relates to such registrant and, where required, its subsidiaries. Except as stated in the preceding sentence, neither registrant is filing or furnishing any information that does not relate to such registrant, and therefore makes no representation as to any such information.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Retirement of Jeffrey B. Guldner as Chairman of the Board of Directors, Chief Executive Officer and President

On December 12, 2024, Pinnacle West Capital Corporation (“Pinnacle West”) and Arizona Public Service Company (“APS”) announced that Jeffrey B. Guldner will retire from his positions as Chairman of the Board, President, Chief Executive Officer and member of the Board of Directors of Pinnacle West and as Chairman of the Board, Chief Executive Officer and member of the Board of Directors of APS, effective April 1, 2025. Mr. Guldner will remain an employee of Pinnacle West as a non-officer special advisor to the Chief Executive Officer until March 31, 2026 in order to support a smooth transition. In connection with this change, Mr. Guldner’s annual base salary will be reduced to $600,000 beginning on April 1, 2025. Mr. Guldner’s incentive opportunity under the APS 2025 Annual Incentive Award Plan is discussed in a separate Current Report on Form 8-K, which is expected to be filed on December 12, 2024.

(c) Appointment of Theodore N. Geisler as Chairman of the Board of Directors, Chief Executive Officer and President

On December 11, 2024, the Board of Directors of Pinnacle West appointed Theodore N. Geisler (age 46) to replace Mr. Guldner as Chairman of the Board, President, and Chief Executive Officer of Pinnacle West effective April 1, 2025, and the Board of Directors of APS appointed Mr. Geisler to replace Mr. Guldner as Chairman of the Board and Chief Executive Officer of APS effective April 1, 2025. Mr. Geisler was appointed President of APS in May of 2022 and he will continue to serve in this role. Mr. Geisler served as Senior Vice President and Chief Financial Officer of Pinnacle West and APS from January of 2020 to May of 2022. Mr. Geisler served as Vice President and Chief Information Officer of APS from May of 2018 to January of 2020.

In connection with these appointments, Mr. Geisler’s annual base salary will increase to $1,000,000 on April 1, 2025, contingent upon him taking over the roles of Chairman of the Board, President and Chief Executive Officer of Pinnacle West and Chairman of the Board and Chief Executive Officer of APS on April 1, 2025. Mr. Geisler will also receive a long-term incentive grant award on April 1, 2025 in the amount of $3,000,000, in the form of a combination of performance share awards and restricted stock unit awards, also contingent upon him assuming the roles identified above.

Mr. Geisler’s incentive opportunity under the APS 2025 Annual Incentive Award Plan is discussed in a separate Current Report on Form 8-K, which is expected to be filed on December 12, 2024.

(d) Appointment of a New Director

The Board of Directors of Pinnacle West appointed Theodore N. Geisler to the Pinnacle West Board of Directors effective December 11, 2024. Mr. Geisler was also appointed to the APS Board of Directors, effective December 11, 2024. Mr. Geisler receives no additional compensation in connection with these appointments.

Item 7.01 Regulation FD Disclosure

A copy of the press release announcing these changes has been furnished as Exhibit 99.1 to this current report.

Item 9.01    Financial Statements and Exhibits.

    (d)    Exhibits

Exhibit No.	Registrant(s)	Description

99.1	Pinnacle West Arizona Public Service Company
Press Release, dated December 12, 2024 announcing the retirement of Jeffrey B. Guldner and the appointment of Theodore N. Geisler as Director, Chairman of the Board, President and Chief Executive Officer of Pinnacle West and Director, Chairman of the Board and Chief Executive Officer of APS

104	Pinnacle West Arizona Public Service Company	104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION
(Registrant)

Dated: December 12, 2024	By: /s/ Robert E. Smith
Robert E. Smith
Executive Vice President, General Counsel and
Chief Development Officer

ARIZONA PUBLIC SERVICE COMPANY
(Registrant)

Dated: December 12, 2024	By: /s/ Robert E. Smith
Robert E. Smith
Executive Vice President, General Counsel and
Chief Development Officer